As filed with the Securities and Exchange Commission on October 24, 1997
                                          Amendment to Registration No. 33-92816
  ==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                          ----------------------------
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------
                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

           VIRGINIA                                       54-1387365
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)
                              2555 ELLSMERE AVENUE
                              NORFOLK COMMERCE PARK
                             NORFOLK, VIRGINIA 23513
                                 (757) 857-4600
                        (Address and telephone number of
                    registrant's principal executive offices)

                            DOLLAR TREE STORES, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN
                            (Full title of the plan)

          H. RAY COMPTON                              with a copy to:
     DOLLAR TREE STORES, INC.                       WILLIAM A. OLD, JR.
       NORFOLK COMMERCE PARK              HOFHEIMER, NUSBAUM, MCPHAUL & SAMUELS,
       2555 ELLSMERE AVENUE                     A PROFESSIONAL CORPORATION
      NORFOLK, VIRGINIA 23513                999 WATERSIDE DRIVE, SUITE 1700
          (757) 857-4600                      NORFOLK, VIRGINIA 23510
(Name, address and telephone number                  (757) 622-3366
       of agent for service)

                         CALCULATION OF REGISTRATION FEE

    Title of                       Proposed       Proposed
   securities       Amount          maximum        maximum          Amount of
      to be          to be      offering price    aggregate       registration
   registered    registered(1)     per share   offering price          fee
--------------------------------------------------------------------------------
  Common Stock     916,082           N/A            N/A         $   616.19 (3)
(par value $.01)   shares (2)
--------------------------------------------------------------------------------
(1) Also includes such indeterminate number of additional shares which may be offered and issued to prevent dilution from stock splits, stock dividends or similar transactions pursuant to the Plan.
(2) Includes 410,790 shares previously registered on Registration No. 33-92816. This Registration Statement is hereby amended pursuant to Rule 416 to adjust the number of shares of Common Stock for (i) the three-for-two stock split payable as of April 19, 1996 to stockholders of record at the close of business on April 5, 1996 and (ii) the three-for-two stock split payable as of July 21, 1997 to stockholders of record at the close of business on July 14, 1997.
(3)      Previously paid.
 ===============================================================================
  This Post-Effective Amendment No. 1 to the Registration Statement includes a
                   Total of 7 Pages. Exhibit Index on Page 7.

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



                                EXPLANATORY NOTE

         Dollar Tree Stores, Inc. (the "Company") hereby files with the Securities and Exchange Commission (the "Commission") this Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-8 to register additional shares of Common Stock, $.01 par value, offered or to be offered to participants under the Dollar Tree Stores, Inc. Amended and Restated Stock Option Plan (the "Plan") from time to time at prices determined in accordance with the Plan. The additional shares of Common Stock being registered reflect anti-dilution provisions of the Plan which increase the number of shares of Common Stock offered or to be offered to participants upon (i) the three-for-two stock split payable as of April 19, 1996 to stockholders of record at the close of business on April 5, 1996 and (ii) the three-for-two stock split payable as of July 21, 1997 to stockholders of record at the close of business on July 14, 1997.

         As amended, this Registration Statement also covers such indeterminate number of additional shares which may be offered and issued pursuant to the Plan to prevent dilution resulting from future stock splits, stock dividends or similar transactions.

         The contents of the Company's Registration Statement on Form S-8, Registration No. 33-92816, is incorporated herein by reference.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The following documents listed under this Part I and the documents incorporated by reference under Item 3 of Part II to this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "1933 Act"), and are incorporated herein by reference.

ITEM 1.           PLAN INFORMATION

         The information required to be provided to participants pursuant to this Item is set forth in the Prospectus for the Dollar Tree Stores, Inc. Amended and Restated Stock Option Plan, together with the Dollar Tree Stores, Inc. Amended and Restated Stock Option Plan, as amended, attached to the Prospectus.

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         The written statement required to be provided to participants pursuant to this Item is set forth in the Prospectus referenced in Item 1 above.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed with the Commission by the Company pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), (Commission 1934 Act File No. 0-25464) are incorporated by reference herein:

         (1) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996.

         (2) The Registrant's Quarterly Report on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997.

         (3) The Registrant's Current Report on Form 8-K dated June 4, 1997.

         (4) All documents filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold.

         (5) The description of the Registrant's Common Stock contained in the Registrant's 1934 Act registration statement on Form 8-A dated March 6, 1995, filed with the Commission pursuant to Section 12 of the 1934 Act, including any amendment thereto or report filed for the purpose of updating such description.

         Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof or of the related prospectus to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.           DESCRIPTION OF SECURITIES

         Not applicable, see Item 3(3) above.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The information required by this item is hereby incorporated herein by this reference to the Company's Registration Statement on Form S-1 (Registration No. 33-88502), as amended, initially filed with the Commission on January 13, 1995.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.



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



ITEM 8.           EXHIBITS

NUMBER            DESCRIPTION

  *4.1            Third Restated Articles of Incorporation, as amended (See to
                  Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 1996, which is incorporated herein by this reference).

  *4.2 Second Restated Bylaws (See Exhibit 3.2 to the Company's Registration Statement on Form S-1 (Registration No. 33-88502), as amended (the "1995 Registration Statement"), initially filed with the Commission on January 13, 1995, which is incorporated herein by this reference).

  *4.3 Form of Common Stock Certificate (See Exhibit 4.5 to the 1995 Registration Statement, which is incorporated herein by this reference).

  *4.4 Dollar Tree Stores, Inc. Amended and Restated Stock Option Plan with First Amendment thereto (See Exhibit 10.19 to the 1995 Registration Statement, which is incorporated herein by this reference).

  *4.5 Second Amendment to the Plan (See Exhibit 10.14 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 1995, which is incorporated herein by this reference).

  *4.6 Third Amendment to the Plan (See Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter June 30, 1995, which is incorporated herein by this reference).

  *4.7 Fourth Amendment to the Plan (see Exhibit 10.19 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996, which is incorporated herein by this reference).

 **5.1            Opinion of Hofheimer, Nusbaum, McPhaul & Samuels, P.C.
                  regarding legality of shares being issued (filed herewith)

 **23.1           Consent of Independent Auditors (filed herewith).

 **23.2           Consent of Counsel (See Exhibit 5.1).

  *24.1 Power of Attorney (See Exhibit 24.1 of the Company's Registration Statement on Form S-8 filed with the Commission on May 30, 1995 (Reg. No. 33-92816) which is incorporated herein by this reference.)

-----------------

* Previously filed as an exhibit to the referenced filing, which is herein incorporated by reference.

**      Filed herewith

ITEM 9.  UNDERTAKINGS

         (a)  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of

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



         Registration Fee" table in this Registration Statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into this Registration Statement;

                  (2) That for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's Annual Report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and where applicable, each filing of the Plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norfolk, Commonwealth of Virginia, on the 22nd day of October, 1997.

                                                       DOLLAR TREE STORES, INC.

                                          By _____/s/ H. Ray Compton____________
                                                        H. Ray Compton
                                                        Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                    Date

             *                Chairman of the Board; Director   October 22, 1997
----------------------------
J. Douglas Perry

             *                President and Chief Executive     October 22, 1997
----------------------------  Officer; Director (principal
Macon F. Brock, Jr.           executive officer)


/s/ H. Ray Compton
----------------------------  Executive Vice President and      October 22, 1997
H. Ray Compton                Chief Financial Officer;
                              Director (principal financial
                              and accounting officer)

             *                Vice Chairman; Director           October 22, 1997
----------------------------
John F. Megrue

             *                Director                          October 22, 1997
----------------------------
Allan W. Karp

             *                Director                          October 22, 1997
----------------------------
Thomas A. Saunders, III

____________________________  Director                          October 22, 1997
Alan L. Wurtzel

____________________________  Director                          October 22, 1997
Frank Doczi

* By: /s/ H. Ray Compton
     -----------------------------
         H. Ray Compton
         Attorney-In-Fact

                                INDEX TO EXHIBITS

NUMBER            DESCRIPTION

  *4.1            Third Restated Articles of Incorporation, as amended (See to
                  Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 1996, which is incorporated herein by this reference).

  *4.2 Second Restated Bylaws (See Exhibit 3.2 to the Company's Registration Statement on Form S-1 (Registration No. 33-88502), as amended (the "1995 Registration Statement"), initially filed with the Commission on January 13, 1995, which is incorporated herein by this reference).

  *4.3 Form of Common Stock Certificate (See Exhibit 4.5 to the 1995 Registration Statement, which is incorporated herein by this reference).

  *4.4 Dollar Tree Stores, Inc. Amended and Restated Stock Option Plan with First Amendment thereto (See Exhibit 10.19 to the 1995 Registration Statement, which is incorporated herein by this reference).

  *4.5 Second Amendment to the Plan (See Exhibit 10.14 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 1995, which is incorporated herein by this reference).

  *4.6 Third Amendment to the Plan (See Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter June 30, 1995, which is incorporated herein by this reference).

  *4.7 Fourth Amendment to the Plan (see Exhibit 10.19 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996, which is incorporated herein by this reference).

 **5.1            Opinion of Hofheimer, Nusbaum, McPhaul & Samuels, P.C.
                  regarding legality of shares being issued (filed herewith)

 **23.1           Consent of Independent Auditors (filed herewith).

 **23.2           Consent of Counsel (See Exhibit 5.1).

  *24.1 Power of Attorney (See Exhibit 24.1 of the Company's Registration Statement on Form S-8 filed with the Commission on May 30, 1995 (Reg. No. 33-92816) which is incorporated herein by this reference.)

-----------------

* Previously filed as an exhibit to the referenced filing, which is herein incorporated by reference.

**      Filed herewith


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